Supplement Dated
July 26, 2022

to the

Global Beta Smart Income ETF (GBDV)
Global Beta Low Beta ETF (GBLO)
Global Beta Rising Stars ETF (GBGR)

Summary Prospectus,
Prospectus, and
Statement of Additional Information
dated March 30, 2022

each a series of Global Beta ETF Trust
(collectively, the “Funds”)

On July 26, 2022, the Board of Trustees of Global Beta ETF Trust (the “Trust”), approved a proposal to liquidate and dissolve the Funds. The liquidation is anticipated to occur on or about August 29, 2022.
After the close of business on August 22, 2022, the Funds will no longer accept creation or redemption orders. Trading in the Funds on NYSE Arca, Inc. (“NYSE Arca”) will be halted prior to market open on August 23, 2022. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about August 29, 2022.
When the Funds are in the process of liquidating their portfolios, which is anticipated to commence prior to August 23, 2022, the Funds will hold cash and securities that may not be consistent with the Funds’ investment objectives and strategies.
Shareholders may sell their shares of the Funds on NYSE Arca until the market close on August 22, 2022 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Funds’ shares will no longer trade on NYSE Arca after market close on August 22, 2022, and the shares will be subsequently delisted. At the time the liquidation of the Funds is complete, shares of the Funds will be individually redeemed. Shareholders who do not sell their shares of the Funds before market close on August 22, 2022 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about August 29, 2022.
For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Funds may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of the Funds’ liquidation in light of their individual circumstances.

Please retain this supplement for future reference.